                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

The undersigned, Textron Inc. ("Textron"), a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Wayne W. Juchatz, Arnold M. Friedman and Michael D. Cahn, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the offering of up to (i) $2 billion aggregate public offering price of additional equity and/or debt securities of Textron or a special purpose entity controlled by Textron, which equity securities may be shares of common stock, $.125 par value of Textron ("Common Stock"), shares of preferred stock, without par value, of Textron ("Preferred Stock"), and/or shares of beneficial interest in any special purpose entity controlled by Textron, and which debt securities may be senior, subordinated and/or junior subordinated debt securities consisting of debentures, notes and/or other debt obligations ("Debt Securities") and/or convertible Debt Securities which are or may become convertible into shares of Common Stock or Preferred Stock and (ii) preferred securities of Textron Capital I, Textron Capital II and Textron Capital III, and the guaranty thereof by Textron, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to the Registration Statement filed with the Securities and Exchange Commission in respect of such offering of common stock, to any and all amendments to such Registration Statement (including post-effective amendments), and to any instruments or documents or other writings of which the original or copies thereof are to be filed as a part of or in connection with such Registration Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder, and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name hereto, on this 28th day of July, 1999.

ATTEST:                                            TEXTRON INC.

/s/ Frederick K. Butler                         /s/ Lewis B. Campbell
---------------------------                    ---------------------------
Frederick K. Butler                            Lewis B. Campbell
Vice President - Business                      Chairman and
Ethics and Corporate Secretary                 Chief Executive Officer

/s/ Lewis B. Campbell                             /s/ Brian H. Rowe
_____________________________                     _____________________________
Lewis B. Campbell                                 Brian H. Rowe
Chairman and Chief                                Director
Executive Officer, Director
(principal executive officer)

/s/ John A. Janitz                                /s/ Sam F. Segnar
_____________________________                     _____________________________
John A. Janitz                                    Sam F. Segnar
President and Chief Operating                     Director
Officer, Director


/s/ H. Jesse Arnelle                              /s/ Jean Head Sisco
_____________________________                     _____________________________
H. Jesse Arnelle                                  Jean Head Sisco
Director                                          Director


/s/ Teresa Beck                                   /s/ Martin D. Walker
_____________________________                     _____________________________
Teresa Beck                                       Martin D. Walker
Director                                          Director


/s/ R. Stuart Dickson                             /s/ Thomas B. Wheeler
_____________________________                     _____________________________
R. Stuart Dickson                                 Thomas B. Wheeler
Director                                          Director


/s/ Lawrence K. Fish                              /s/ Stephen L. Key
_____________________________                     _____________________________
Lawrence K. Fish                                  Stephen L. Key
Director                                          Executive Vice President
                                                  and Chief Financial Officer
                                                  (principal financial officer)
/s/ Joe T. Ford
_____________________________
Joe T. Ford
Director                                          /s/ Richard L. Yates
                                                  _____________________________
                                                  Vice President and Controller
/s/ Paul E. Gagne                                 (principal accounting officer)
_____________________________
Paul E. Gagne
Director


/s/ John D. Macomber
_____________________________
John D. Macomber
Director


/s/ Dana G. Mead
_____________________________
Dana G. Mead
Director